Exhibit 10(d)

FIRST AMENDMENT
OF
UNITEDHEALTH GROUP
EXECUTIVE SAVINGS PLAN
(1998 Statement)

     WHEREAS, UNITEDHEALTH GROUP INCORPORATED, a Minnesota corporation (“UnitedHealth Group”), has heretofore established and maintains several nonqualified, deferred compensation programs for the benefit of a select group of management or highly compensated employees of UnitedHealth Group and certain affiliates of UnitedHealth Group; and

     WHEREAS, Said programs are currently embodied in a single document entitled “UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLANS (1998 Statement)” (the “Plan Statement); and

     WHEREAS, Pursuant to Sections 11.1 of the Plan Statement, the UnitedHealth Group Employee Benefits Committee (the “EBC”) has the general power to amend the Plan Statement by a written instrument executed by UnitedHealth Group; and

     WHEREAS, Pursuant to the Written Action of the EBC dated October 3, 1997, the EBC has delegated to the Senior Vice President, Human Capital of UnitedHealth Group the authority to amend the UnitedHealth Group Executive Savings Plans (the “ESP”); and

     WHEREAS, UnitedHealth Group desires to amend the Plan Statement to provide for the following: (i) to reflect changes in the eligibility provisions of the ESP; (ii) to clarify that if a participant in the ESP has terminated employment with UnitedHealth Group and all affiliates and has commenced payments of the participant’s account under the ESP and is subsequently reemployed by UnitedHealth Group or an affiliate of UnitedHealth Group before distribution is completed, then the participant’s payments will be suspended until the participant’s subsequent termination of employment; (iii) to clarify that accounts under the ESP are adjusted on a daily basis; (iv) to adopt a small cashout rule for terminated participants who have accounts of $5,000 or less; (v) to adopt a minimum ($1,000) withdrawal amount for pre-selected in-service distributions, on-demand in-service distributions and financial hardship in-service distributions; (vi) to reflect that no additional amounts (other than deemed earnings, gains or losses) will be credited to the ESP for Plan Years beginning on or after January 1, 2004; and (vii) to reflect that the name of the ESP will be changed to the “UnitedHealth Group Legacy Executive Savings Plan” effective as of January 1, 2004.

     NOW, THEREFORE, The Plan Statement is hereby amended in the following respects:

     I. Changes and Clarifications Made Due to Change in Trustee

1. CLARIFICATION REGARDING THE CREDITING OF CERTAIN AMOUNTS TO ACCOUNTS. Effective January 1, 2002, Section 3.4 of the Plan Statement is amended to read in full as follows:

3.4. Crediting to Accounts. The Committee shall cause to be credited to the Account of each Participant the amounts, if any, of such Participant’s automatic deferrals of pay determined under Section 3.1 or Section 3.2. Such amounts shall be credited as soon as administratively feasible on or after the day such pay would otherwise have been paid to the Participant.

2. CLARIFICATION REGARDING ENROLLMENT IN INCENTIVE DEFERRAL OPTION. Effective January 1, 2003, Sections 4.1 and 4.1.1 of the Plan Statement is amended to read in full as follows:

4.1. Incentive Deferral Option (for Annual Awards).

     4.1.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of such Participant’s Incentive Award that is based on annual (one year or less) performance. To be effective for an Incentive Award paid during a Plan Year, the deferral election must be received by the Committee or its designee by the enrollment deadline designated by the Committee. Such deferral election shall be irrevocable for the Plan Year with respect to which it is made once it has been received by the Committee or its designee.

3. CLARIFICATION REGARDING THE CREDITING OF INCENTIVE DEFERRALS TO ACCOUNTS. Effective January 1, 2002, Section 4.1.2 of the Plan Statement is amended to read in full as follows:

     4.1.2. Crediting to Accounts. The Committee shall cause to be credited to the Account of each Participant the amount, if any, of such Participant’s voluntary deferrals of any Incentive Awards under Section 4.1.1. Such amount shall be credited as soon as administratively feasible on or after the day such Incentive Award would otherwise have been paid to the Participant.

4. CLARIFICATION REGARDING ENROLLMENT IN SALARY DEFERRAL OPTION. Effective January 1, 2003, Section 4.2.1 of the Plan Statement is amended to read in full as follows:

     4.2.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of such Participant’s base salary for a Plan Year. For this purpose, base salary shall include any non-stock periodic incentive pay but shall not include any Incentive Awards. The Committee may establish prospectively other limits or other pay eligible for deferral. To be effective for such pay that is paid during a Plan Year, the deferral election must be received by the Committee or its designee by the enrollment deadline designated by the Committee. Such deferral election shall be irrevocable for the Plan Year with respect to which it is made once it has been received by the Committee or its designee.

5. CLARIFICATION REGARDING THE CREDITING OF SALARY DEFERRALS TO ACCOUNTS. Effective January 1, 2002, Section 4.2.2 of the Plan Statement is amended to read in full as follows:

     4.2.2. Crediting to Accounts. The Committee shall cause to be credited to the Account of each Participant the amount, if any, of such Participant’s voluntary deferrals of salary or other pay under Section 4.2.1. Such amount shall be credited as soon as administratively feasible on or after the day such salary or other pay would otherwise have been paid to the Participant.

6. CLARIFICATION REGARDING ENROLLMENT IN LIMITED BONUS DEFERRAL OPTION. Effective January 1, 2003, Section 4.3.1 of the Plan Statement is a amended to read in full as follows:

     4.3.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of all bonuses, other than Incentive Awards and SLTEC Bonuses, received during the Plan Year, selected by the Committee to be eligible for deferral. Such eligible bonuses shall include (but not be limited to) ad hoc bonuses, bonuses tied to employment agreements, bonuses under formal incentive programs (other than UnitedHealth Group’s Leadership Results Plan), retention bonuses, and spot bonuses. To be effective for a bonus paid during a Plan Year, the deferral election must be received by the Committee or its designee before the enrollment deadline designated by the Committee. Such deferral election shall be irrevocable for the Plan Year with respect to which it is made once it has been received by the Committee or its designee.

7. CLARIFICATION REGARDING THE CREDITING OF LIMITED BONUS DEFERRALS TO ACCOUNTS. Effective January 1, 2002, Section 4.3.2 of the Plan Statement is amended to read in full as follows:

     4.3.2. Crediting to Accounts. The Committee shall cause to be credited to the Account of each Participant the amount, if any, of such Participant’s voluntary deferral of such bonus pay under Section 4.3.1. Such amount shall be credited as soon as administratively feasible on or after the day such bonus pay would otherwise have been paid to the Participant.

8. CLARIFICATION REGARDING ENROLLMENT IN SLTEC DEFERRAL OPTION. Effective January 1, 2003, Sections 4.4 and 4.4.1 of the Plan Statement is amended to read in full as follows:

4.4.	Supplemental Long Term Executive Compensation Deferral Option (for Long Term Awards).

     4.4.1. Amount of Deferrals. Through a voice response system (or other written or electronic means) approved by the Committee, a Participant may elect to defer between (and including) 1% and 100% of such Participant’s SLTEC Bonus. To be effective for a SLTEC Bonus paid during a Plan Year, the deferral election must be received by the Committee or its designee before the enrollment deadline designated by the Committee. Such deferral election shall be irrevocable for the Plan Year which respect to which it is made once it has been received by the Committee or its designee.

9. CLARIFICATION REGARDING TIMING OF DISTRIBUTIONS TO PARTICIPANTS. Effective for all payments made on or after January 1, 2003, Section 9.1.1 of the Plan Statement is amended to read in full as follows:

9.1.1. General Rule. A Participant’s Account (reduced by the amount of any applicable payroll, withholding and other taxes) shall be distributable upon the Termination of Employment or Disability of the Participant. The amount of such distribution shall be determined as soon as administratively feasible following the Plan Year in which occurs such Termination of Employment or Disability and shall be actually paid (or, in the case of installments, commenced) to the Participant as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

10. CLARIFICATION REGARDING DISTRIBUTIONS TO PARTICIPANTS. Effective August 1, 2002, Section 9.2(b) of the Plan Statement is amended to read in full as follows:

     (b) Installments. In the form of a series of 5 or 10 annual installments.

(i)	General Rule. The amount of the first installment will be determined as soon as administratively feasible following the Plan Year in which the Participant experienced a Termination of Employment or Disability as provided in Section 9.1 and the amount of future installments will be determined as soon as administratively feasible following the end of each following Plan Year. The amount of each installment shall be determined by dividing the Account balance as of the Valuation Date as of which the installment is being paid, by the number of remaining installment payments to be made (including the payment being determined). Such installments shall be actually paid as soon as practicable after each such determination (but not later than the last day of the February following such Plan Year). Notwithstanding the foregoing, if the value of the Participant’s Account does not exceed Five Thousand Dollars ($5,000) as of the Annual Valuation Date in the Plan Year in which the Participant experienced a

Termination of Employment or Disability or any following Plan Year, the Participant’s Account shall be paid in a lump sum as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(ii)	Accelerated Payment. A Participant who has experienced a Termination of Employment or Disability and for whom an installment election is in effect may elect through a voice response system (or other written or electronic means) approved by the Committee to receive a cash lump sum payment of the total remaining balance of the Account (but not part thereof) for any reason; provided, however, that the Account balance will be reduced by a penalty of 10%, and the Participant will receive 90% of the Account balance. The penalty of 10% of the Account balance will be forfeited to the Employers to be used as the Committee determines in its discretion. The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee and shall be actually paid to the Participant as soon as practicable after such determination.

11. CLARIFICATION REGARDING DISTRIBUTIONS TO PARTICIPANTS CONCERNING TEN-YEAR DELAY OPTION. Effective August 1, 2002, Sections 9.2(c)(i) and (ii) of the Plan Statement is amended to read in full as follows:

(i)	General Rule. The amount of such distribution shall be determined as soon as administratively feasible following the Plan Year in which occurs the tenth (10th) anniversary of the Participant’s Termination of Employment or Disability. Actual distribution shall be made as soon as practicable after such determination (but not later than the last day of February following such Plan Year). Notwithstanding the foregoing, if the value of the Participant’s Account does not exceed Five Thousand Dollars ($5,000) as of the Annual Valuation Date in the Plan Year in which the Participant experienced a Termination of Employment or Disability or any following Plan Year, the Participant’s Account shall be paid in a lump sum as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

(ii)	Accelerated Payment. A Participant who has experienced a Termination of Employment or Disability and for whom the delayed lump sum distribution option is in effect may elect through a voice response system (or other written or electronic means)

approved by the Committee to receive a lump sum distribution of the Account before the tenth (10th) anniversary of the Participant’s Termination of Employment or Disability; provided, however, that the Account balance will be reduced by a penalty of 10%, and the Participant will receive 90% of the Account balance. The penalty of 10% of the Account balance will be forfeited to the Employers to be used as the Committee determines in its discretion. The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee and shall be actually paid to the Participant as soon as practicable after such determination.

12. CLARIFICATION REGARDING PRE-SELECTED DISTRIBUTIONS. Effective for all pre-selected distributions made on or after August 1, 2002, Section 9.8.1(f) of the Plan Statement is amended to read in full as follows:

(f)	The distribution amount shall be determined as soon as administratively feasible on or after the pre-selected distribution date and shall be actually paid as soon as practicable after such determination.

13. CLARIFICATION REGARDING ON DEMAND IN-SERVICE DISTRIBUTIONS. Effective for all on demand in-service distributions made on or after August 1, 2002, Section 9.8.2(b) of the Plan Statement is amended to read in full as follows:

(b)	Distribution Amount. The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee or its designee and shall be actually paid to the Participant as soon as practicable after such determination.

14. CLARIFICATION REGARDING IN-SERVICE DISTRIBUTIONS FOR FINANCIAL HARDSHIP. Effective for all in-service distributions for financial hardship made on or after August 1, 2002, Section 9.8.3(c) of the Plan Statement is amended to read in full as follows:

(c)	Distribution Amount. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date on or after approval of the request by the Committee or its designee and shall be actually paid as soon as practicable after such approval.

15. CLARIFICATION REGARDING COMMITTEE. Effective as of May 15, 2002, Section 13.4 of the Plan Statement is amended by adding the following new paragraph at the end thereof:

Prior to May 15, 2002, the Committee consisted of such members as were determined and appointed from time to time by the Chief Executive Officer of the Principal Sponsor and they served at the pleasure of the Chief Executive Officer. Effective May 15, 2002, the Committee was dissolved. Effective May 15, 2002, the Principal Sponsor delegated all duties, authority and responsibilities assigned to the Committee under this Plan Statement to the Senior Vice President, Human Capital of the Principal Sponsor. Any references to “Committee” in this Plan Statement on or after May 15, 2002, shall mean the Senior Vice President, Human Capital of the Principal Sponsor.

16. SCHEDULE II. Effective August 1, 2002, Schedule II to the Plan Statement is amended by substituting therefor the Schedule II attached to this amendment.

II. Design Changes Effective in 2003

17. ELIGIBLE GRADE LEVEL. Effective January 1, 2003, Section 1.2.11 of the Plan Statement is amended to read in full as follows:

      1.2.11. Eligible Grade Level —

(a)	On or After January 1, 2003. For Plan Years commencing on or after January 1, 2003, for regular full-time or part-time employees: the Executive Leadership Team; Salary Grades 31 and 32 (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee); Medical Director Grades M2, M3 and M4 (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee); and Sales Band SSL (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee).

(b)	On or After January 1, 2000 and Prior to January 1, 2003. For Plan Years commencing on or after January 1, 2000 and prior to January 1, 2003, for regular full-time or part-time employees: the Executive Leadership Team; Salary Grades 31 and 32 (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee); and Medical Director Grades M2, M3 and M4 (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee).

(c)	Prior to January 1, 2000. For Plan Years commencing prior to January 1, 2000, for regular full-time employees: the Executive Leadership Team or executive career band; Salary Grades 31 and 32 (but only if base salary is equal to or exceeds any specific compensation criteria established by the Committee); Medical Director Grades M2, M3 and M4; and Clinical Medical Staff Grades CD-2, CD-3, CM-2 and CM-3.

(d)	Authority to Make Changes. Notwithstanding the foregoing, the Committee may from time to time in its discretion modify the applicable eligible grade levels, the compensation criteria and the full-time and part-time criteria.

18. CHANGE IN ELIGIBILITY PROVISIONS. Effective January 1, 2003, Section 2 of the Plan Statement is amended to read in full as follows:

SECTION 2

ELIGIBILITY TO PARTICIPATE

2.1. General Eligibility Rule.

(a)	For 2003 and Later. Effective January 1, 2003, an employee of an Employer who is in an Eligible Grade Level during a Plan Year and who is selected for participation (as described in Section 2.2) by the Committee (or, for a Section 16 Officer, by the Board of Directors) shall be eligible to become a Participant as soon as administratively feasible following such selection (unless the Committee or the Board of Directors designates a different date).

(b)	Prior to 2003. Prior to January 1, 2003, an employee of an Employer who is in an Eligible Grade Level during a Plan Year but who is not a member of the Executive Leadership Team and who is selected for participation (as described in Section 2.2) shall be eligible to become a Participant as of the first day of the Plan Year following the Plan Year in which such selection occurs (unless the Committee or the Board of Directors designates a different date). Prior to January 1, 2003, an employee of an Employer who is a member of the Executive Leadership Team or a comparable successor group and who is selected (as described in Section 2.2 below) for participation by the Committee (or, for a Section 16 Officer, by the Board of Directors) shall be eligible to become a Participant as soon as administratively feasible following such selection (unless the Committee or the Board of Directors designates a different date).

2.2. Selection for Participation in the Plan. Only employees who are selected for participation in this Plan by the Committee (or, for a Section 16 Officer, by the Board of Directors) shall be eligible to become a Participant in this Plan. The Committee shall not select any employee for participation unless the Committee determines that such employee is a member of a select group of management or highly compensated employees (as that expression is used in ERISA). The Committee may determine that a Participant is not eligible for automatic deferral or matching credits under the Automatic Restoration Option in Section 3 for any Plan Year at any time before such deferrals or credits have actually been made. The Committee also may at any time determine that a Participant is no longer eligible to make voluntary deferrals under Section 4.

19. CLARIFICATION REGARDING CHANGE IN IRS LIMITS. Effective January 1, 2003, the last sentence of Section 3.1 of the Plan Statement is amended to read in full as follows:

For purposes of this Section 3.1, an IRS Limit means either (a) the annual compensation limit under section 401(a)(17) of the Code (which is $200,000 for 2002 and 2003) or any comparable successor provision, or (b) the annual deferral limit under section 402(g) of the Code (which is $11,000 for 2002, and $12,000 for 2003) or any comparable successor provision.

20. CHANGE IN ELIGIBILITY PROVISIONS. Effective January 1, 2003, Section 3.2 of the Plan Statement is amended to read in full as follows:

3.2. Voluntary Enrollment if Over 402(g) Limit at Hire. If an employee who is in an Eligible Grade Level: (a) is selected for participation in this Plan after the first day of a Plan Year; and (b) has reached the annual deferral limit under section 402(g) of the Code under another qualified plan before becoming an UnitedHealth Group employee, such employee shall be eligible to participate in the Automatic Restoration Option and shall be eligible to elect, through a voice response system (or other written or electronic means) approved by the Committee, to defer between 1% and 50% of the employee’s recognized compensation (as defined under the 401(k) Plan) for the remainder of the Plan Year. Prior to January 1, 2003, the only employees who were eligible to participate in the Automatic Restoration Option pursuant to this Section 3.2 were employees who were members of the Executive Leadership Team.

21. OPT-OUT OF AUTOMATIC RESTORATION OPTION. Effective as of January 1, 2003, Section 3.3 of the Plan Statement is amended to read in full as follows:

3.3. Election Out. Notwithstanding Section 3.1, eligible employees and Participants can elect, through a voice response system (or other written or electronic means) approved by the Committee, to waive participation in the Automatic Restoration Option for a given Plan Year. Any such waiver shall be made in accordance with the procedures established by the Committee from time to time and must be received by the Committee or its designee by the deadline designated by the Committee for such Plan Year. A waiver of participation shall apply to such Plan Year. A new waiver must be filed for each Plan Year.

22. CLARIFICATION REGARDING SUSPENSION OF PAYMENTS UPON REEMPLOYMENT. Effective for all payments due on or after January 1, 2003, Section 9.1 of the Plan Statement is amended by adding thereto the following new Section 9.1.4 which shall read in full as follows:

     9.1.4. Effect of Reemployment. If a Participant is reemployed by the Employer or an Affiliate after Termination of Employment and after distribution has commenced pursuant Section 9.1.1 (or after distribution has been scheduled to be made but before actual distribution has been made), further distributions shall be suspended during the period of reemployment. Distribution of the Participant’s Account shall resume following the Participant’s subsequent Termination of Employment or Disability. Unless the Participant has elected to change the Participant’s form of distribution and such election was received by the Committee at least twelve (12) months prior to the Participant’s subsequent Termination of Employment or Disability, distribution of the Participant’s Account shall resume in the same form (and in the same number of installments, if applicable) as was in effect immediately prior to the suspension.

23. EXCEPTION FOR SMALL AMOUNTS. Effective for all payments made on or after January 1, 2004, Section 9.2(b) of the Plan Statement is amended by adding thereto the following new subparagraph (iii):

(iii)	Exception for Small Amounts. Notwithstanding the foregoing provisions of this Section 9.2, if the value of the Participant’s Account as of the Valuation Date as of which an installment payment is to be determined does not exceed Five Thousand Dollars ($5,000), the Participant’s entire Account shall be paid in the form of a lump sum as soon as practicable after such Valuation Date.

24. CLARIFICATION REGARDING ELECTION TO CHANGE PRE-SELECTED FORM OF DISTRIBUTION. Effective for Plan Years beginning on or after January 1, 2003, Section 9.3.3 of the Plan Statement is amended to read in full as follows

     9.3.3. Periodic Re-Election. Through a voice response system (or other written or electronic means) approved by the Committee, initial and default distribution elections may be changed by the Participant from time to time. Each such subsequent distribution election shall supercede all prior distribution elections and shall be effective as to the Participant’s entire Account (including the portions of the Account attributable to periods before the new distribution election is filed), as if the new distribution election had been made at the time of the Participant’s initial enrollment. Notwithstanding the foregoing, any new distribution election shall be disregarded as if it had never been filed (and the prior effective distribution election shall be given effect) unless the distribution election:

(a)	is filed by a Participant while employed by the Employer or an Affiliate,

(b)	is filed with the Committee at least twelve (12) months before the Participant’s scheduled distribution date following the Participant’s Termination of Employment, Disability or death, and

(b)	is filed at least twelve (12) months after the initial election (or, if one or more prior changes has been filed, at least twelve (12) months after the latest of such changes was filed).

No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant’s decision to revise distribution elections.

25. PRE-SELECTED DISTRIBUTIONS - MINIMUM DISTRIBUTION AMOUNT. Effective for all pre-selected distributions made on or after June 1, 2003, Section 9.8.1(c) of the Plan Statement is amended to read in full as follows:

(c)	Only one such in-service distribution will be made in any Plan Year. The minimum amount of such in-service distribution is One Thousand Dollars ($1,000).

26. ON DEMAND IN-SERVICE DISTRIBUTIONS – MINIMUM DISTRIBUTION AMOUNT. Effective for all on demand in-service distributions made on or after June 1, 2003, Section 9.8.2(b) of the Plan Statement is amended to read in full as follows:

(b)	Distribution Amount. The minimum amount of such distribution is One Thousand Dollars ($1,000). The amount of such distribution shall be determined as soon as administratively feasible following the receipt of the request by the Committee or its designee and shall be actually paid to the Participant as soon as practicable after such determination.

27. ON DEMAND IN-SERVICE DISTRIBUTIONS – SUSPENSION RULE. Effective for all on demand in-service distributions made on or after June 1, 2003, Section 9.8.2(c) of the Plan Statement is amended to read in full as follows:

(c)	Suspension Rule. If a Participant receives such a distribution, the Participant’s deferrals under Sections 3 and 4 (or, as applicable, under Sections 3 and 4 of the UnitedHealth Group Executive Savings Plan (2004 Statement)) will cease as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer compensation under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution.

28. IN-SERVICE DISTRIBUTIONS FOR FINANCIAL HARDSHIP – MINIMUM DISTRIBUTION AMOUNT. Effective for all in-service distributions for financial hardship made on or after June 1, 2003, Section 9.8.3(c) of the Plan Statement is amended to read in full as follows:

(c)	Distribution Amount. The minimum amount of such distribution is One Thousand Dollars ($1,000). The amount of such distribution shall be determined as soon as administratively feasible on or after approval of the request by the Committee or its designee and shall be actually paid as soon as practicable after such approval.

29. IN-SERVICE DISTRIBUTIONS FOR FINANCIAL HARDSHIP – SUSPENSION RULE. Effective for all in-service distributions for financial hardship made on or after June 1, 2003, Section 9.8.3(d) of the Plan Statement is amended to read in full as follows:

(c)	Suspension Rule. If a Participant receives such a distribution due to Financial Hardship, the Participant’s deferrals under Sections 3 and 4 (or, as applicable, under Sections 3 and 4 of the UnitedHealth Group Executive Savings Plan (2004 Statement)) will cease as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer compensation under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution.

III. Design Changes Effective January 1, 2004

30. PLAN NAME CHANGE. Effective January 1, 2004, the title of the Plan Statement is changed from the “UnitedHealth Group Executive Savings Plans (1998 Statement)” and to the “UnitedHealth Group Legacy Executive Savings Plan (1998 Statement).”

31. PLAN NAME CHANGE. Effective January 1, 2004, Section 1.2.16 of the Plan Statement is amended to read in full as follows:

     1.2.16. Plans — the two nonqualified, unfunded, deferred compensation programs maintained by the Employers for the benefit of Participants eligible to participate therein, as set forth in this Plan Statement: (1) the Automatic Restoration Option Plan (which is attributable to credits to Accounts described in Section 3), and (2) the Incentive Deferral, Salary Deferral and Limited Bonus Deferral Option Plan (which is attributable to credits to Accounts described in Section 4). (As used herein, “Plans” does not refer to the document pursuant to which the Plans are maintained. That document is referred to herein as the “Plan Statement”.) Prior to January 1, 2004, the Plans taken together shall be referred to as the “UnitedHealth Group Executive Savings Plan.” Effective as of January 1, 2004, the Plans taken together shall be referred to as the “UnitedHealth Group Legacy Executive Savings Plan.”

32. CHANGE IN NAME OF THE PLAN STATEMENT. Effective January 1, 2004, Section 1.2.17 of the Plan Statement is amended to read in full as follows:

     1.2.17. Plan Statement — effective January 1, 2004, this document entitled “UnitedHealth Group Legacy Executive Savings Plan (1998 Statement),” as the same may be amended from time to time. Prior to January 1, 2004, the document entitled “UnitedHealth Group Executive Savings Plans (1998 Statement)“as adopted by the Committee and generally effective as of January 1, 1998, as the same may be amended from time to time thereafter.

33. FREEZING PLAN PARTICIPATION. Effective January 1, 2004, Section 2.1 of the Plan Statement is amended by adding thereto the following new subparagraph (c):

(c)	On or After January 1, 2004. No employees shall be selected for participation in this Plan (as described in Section 2.2) for any Plan Years beginning on or after January 1, 2004.

34. DISCONTINUANCE OF AUTOMATIC RESTORATION OPTION. Effective for Plan Years beginning on or after January 1, 2004, Section 3.1 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Participants shall be automatically enrolled in the Automatic Restoration Option under this Plan for any Plan Year beginning on or after January 1, 2004.

35. DISCONTINUANCE OF INCENTIVE DEFERRAL OPTION. Effective for Plan Years beginning on or after January 1, 2004, Section 4.1.1 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Participants shall be permitted to elect to defer under this Plan any portion of the Participant’s Incentive Award received during any Plan Year beginning on or after January 1, 2004.

36. DISCONTINUANCE OF SALARY DEFERRAL OPTION. Effective for Plan Years beginning on or after January 1, 2004, Section 4.2.1 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Participants shall be permitted to elect to defer under this Plan any portion of the Participant’s base salary received during any Plan Year beginning on or after January 1, 2004.

37. DISCONTINUANCE OF LIMITED BONUS DEFERRAL OPTION. Effective for Plan Years beginning on or after January 1, 2004, Section 4.3.1 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Participants shall be permitted to defer under this Plan any bonuses received during any Plan Year beginning on or after January 1, 2004.

38. SUPPLEMENTAL LONG TERM EXECUTIVE COMPENSATION DEFERRAL OPTION. Effective for Plan Years beginning on or after January 1, 2004, Section 4.4.1 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Participants shall be permitted to defer under this Plan any SLTEC bonuses received during any Plan Year beginning on or after January 1, 2004.

39. EMPLOYER DISCRETIONARY SUPPLEMENTS. Effective for Plan Years beginning on or after January 1, 2004, Section 4.5 of the Plan Statement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary in the Plan Statement, no Employer discretionary supplements shall be credited to the Accounts of any Participants under this Plan during any Plan Years beginning on or after January 1, 2004.

40. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

SCHEDULE II

MEASURING INVESTMENTS

A. Measuring Investments as of August 1, 2002. The following are the Measuring Investments as of August 1, 2002:

1.	American Funds EuroPacific A

2.	Dodge & Cox Income Fund

3.	Dodge & Cox Stock Fund

4.	PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

5.	Rice Hall James Micro Cap Portfolio

6.	Vanguard Institutional Index Fund (Investor Shares)

7.	Vanguard MidCap Index Fund (Investor Shares)

8.	Vanguard Prime Money Market (Investor Shares)

9.	Wellington Management’s Stock Fund: Y

10.	Wellington Management: Hartford MidCap Fund: Y

11.	Wells Fargo Growth Balanced Fund (Institutional Class)

12.	Wells Fargo Stable Income (Institutional Class)

13.	Wells Fargo Strategic Growth Allocation Fund (Institutional Class)

14.	Wells Fargo Strategic Income Fund (Institutional Class)

B. Measuring Investments on or after November 10, 2000 and prior to August 1, 2002. The following are the Measuring Investments on or after November 10, 2000 and prior to August 1, 2002:

1.	One-Choice Conservative — American Century Strategic Allocation: Conservative Fund

2.	One-Choice Moderate — American Century Strategic Allocation: Moderate Fund

3.	One-Choice Aggressive — American Century Strategic Allocation: Aggressive Fund

4.	Bond Index — Vanguard Total Bond Market Index Fund

5.	S & P 500 Index — First American Index Fund

6.	Wilshire 4500 Index — Vanguard Extended Market Index Fund

7.	Money Market — First American Prime Obligations Fund

8.	Stable Value — Wells Fargo Stable Income Fund

9.	Bond — Loomis Sayles Bond Fund

10.	Large-Cap — Dodge & Cox Stock Fund

11.	Large-Cap Growth — Alliance Premier Growth Fund

12.	Mid-Cap Value — Sound Shore Fund

13.	Mid-Cap Growth — Wanburg Pincus Emerging Growth Fund

14.	International Value — Templeton Foreign Fund

15.	International Growth — American Century International Growth Fund

16.	Small-Cap Value — Loomis Sayles Small-Cap Value Fund

17.	Small-Cap Growth — Loomis Sayles Small-Cap Growth Fund

18.	Mid-Cap Growth — PBHG Growth Fund (Note: Effective January 15, 2004, this fund is closed)

C. Default Rules. If a Participant does not designate which Measuring Investments shall be used to determine the value of the Participant’s Account, the value of the Participant’s Account will be determined using the following Measuring Investments:

(i)	On or After August 1, 2002. For all amounts credited to the Participant’s Account as of August 1, 2002 and for all amounts credited to the Participant’s Account on or after August 1, 2002, the default Measuring Investment shall be the Wells Fargo Strategic Income Fund.

(ii)	On or After November 10, 2000 and Prior to August 1, 2002. For all amounts credited to the Participant’s Account on or after November 10, 2000, the default Measuring Investment shall be the American Century Strategic Allocation Conservative Fund.

(iii)	Prior to November 10, 2000. For all amounts credited to the Participant’s Account prior to November 10, 2000, the default Measuring Investment shall be the First American Prime Obligations Fund.

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